UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3418

CALVERT CASH RESERVES

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2012

Item 1.  Report to Stockholders.

[CCR Annual Report]

Calvert Cash Reserves Institutional Prime Fund

Annual Report
September 30, 2012

Calvert
INVESTMENTS

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Dear Shareholders:

Performance

For the 12-month period ended September 30, 2012, Calvert Cash Reserves Institutional Prime Money Market Fund returned 0.01%. Its benchmark, the Lipper Institutional Money Market Funds Average, returned 0.06% for the same period.

Market Review

During the past 12 months, the U.S. fixed-income market and other financial markets continued to be buffeted by a bevy of factors, including the decisions of central banks, policymakers, politicians, and voters in countries across the globe. Often, these decisions resulted in efforts to address slower economic growth and the financial instability created by the 2008 financial crisis—an event that triggered ongoing sovereign- and bank-debt issues in the euro area and dampened global economic growth.

From mid-2012, financial markets benefitted as central banks in key countries eased monetary policy. When the debt crisis in Spain threatened the stability of global financial markets, Mario Draghi, president of the European Central Bank (ECB), made a public pledge to take action to save the euro. Soon after, the ECB announced its Outright Monetary Transactions program, which will support the debt markets of any euro member government that seeks a financial bailout and is willing to implement austerity measures. There also was relief after key eurozone elections and when a German high court decision upheld the permanent euro bailout facility. An important benefit of these various actions—the ECB’s in particular—was a reduction of fear in the financial markets. One measure of fear, the VIX Index of the expected volatility of U.S. stock prices, fell by 63% over the reporting period.1 In the United States, the impact of partisan politics, political gridlock, and looming elections was apparent throughout the reporting period. This was particularly true at the end of 2011 (the beginning of the 12-month period), when markets recovered from near-default on U.S. government debt. It is also true today, as the potential economic effect of an unaddressed “fiscal cliff” looms over the economy. U.S. fiscal policy was effectively disabled. The Federal Reserve (Fed) faced sub-trend gross domestic product (GDP) growth, a below-target inflation rate, a weak labor market, and the unresolved euro crisis. In response to these challenges, the Fed lengthened the average maturity of the central bank’s securities portfolio over the reporting period, extended its commitment to a near-zero target interest rate, and initiated a third round of purchases of government-guaranteed securities (i.e., “QE3”) focused on mortgage-backed debt. Purchases of mortgage-backed securities are intended to drive down U.S. mortgage rates and, therefore, assist the nascent U.S. housing sector recovery. Significantly, the Fed made a more explicit commitment to tip monetary policy toward reducing unemployment even at the cost of a temporarily above-target consumer price inflation rate.

The chief tactics of Fed policy have been to effectively promise to hold savers’ rates to near zero and to remove a vast amount of U.S. government-guaranteed bonds from the market. By driving down the yields available on the safest investments, the Fed led investors to take more risk through the purchases of equities and corporate debt. This behavior drove equity prices higher and the yields on bonds lower. Higher equity prices helped household net worth recover from the 2008 crisis. Lower corporate bond yields helped ease financial conditions in the private-sector debt market.

Over the reporting period, a key investment-grade bond yield index fell by more than one percentage point to 2.86% and a key non-investment-grade bond yield index declined by almost three percentage points to 6.62%.2 The benchmark 10-year Treasury yield declined by approximately one-quarter percentage point to about 1.65%. Money-market yields remained pinned just above zero percent. At the end of the reporting period, the three-month Treasury bill yield was little changed at 0.11%, as was the three-month non-financial commercial paper yield at 0.18%.3

Portfolio Strategy

Since money market rates remained at historically low levels, we maintained our strategy of investing in high-grade, conservative securities. The Portfolio’s primary investments include liquid variable-rate demand notes and U.S. government securities, including agencies and Treasuries. We believe this strategy allows us to meet our goals of liquidity and principal preservation.

Our Fund, like all money market funds, is subject to the stringent guidelines of Rule 2a-7, which was established under the Investment Company Act of 1940 and influences the credit quality, maturity, and liquidity of investments in money-market funds. Recent changes to the rule have created even stronger guidelines designed to further enhance credit, liquidity, and transparency. Calvert’s internal diversification guidelines are designed to limit risk even further.

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND ANNUAL REPORT 1

	% of Total
INVESTMENT ALLOCATION	Investments
Corporate Bonds		1.3%
Municipal Obligations		0.9%
Variable Rate Demand Notes		81.7%
U.S. Government Agencies and Instrumentalities		2.7%
U.S. Treasury Obligations		13.3%
Time Deposit		0.1%
Total		100%

AVERAGE ANNUAL TOTAL RETURN
(year ended 9/30/12)
One year	0.01%
Five year	1.00%
Ten year	1.95%

7-DAY SIMPLE/EFFECTIVE YIELD
(as of 9/30/12)
7-day simple yield	0.01%
7-day effective yield	0.01%

Total return assumes reinvestment of dividends.The performance data shown represents past performance and does not guarantee future results. All performance data reflects fee waivers and/ or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Visit www.calvert.com for current performance data.

Outlook

Fiscal policy uncertainty is a distraction to U.S. corporate leadership, which remains somewhat risk averse. This uncertainty has dampened corporations’ plans to invest and hire new workers, so it is critical that corporate leaders gain a better sense of the future path of federal taxes and spending. In addition, financial-sector companies, in particular, must adjust to new post-crisis regulatory rules.

However, we do not expect much fiscal policy clarity for at least the next quarter. The economy would be poised to do better if political leadership produced a creditable fiscal package that reduced uncertainty. That would take pressure off the Fed to continue easing monetary policy.

We expect the economy to continue to grow at a modest pace, consumer price inflation to remain low, and the job market to only slowly improve. The Fed may announce more purchases of Treasury securities early in 2013 after the current maturity extension program expires on December 31. Government-guaranteed bond yields should remain quite low and money-market yields will likely stay close to zero. Though money market rates have remained at historically low levels for quite some time, the total net assets of money market funds was $2.6 trillion4 as of September 2012.

Thomas A. Dailey
Portfolio Manager
Calvert Investment Management, Inc.
October 2012

1. Chicago Board Options Exchange data

2. BofA Merrill Lynch U.S. Corporate Master Effective Yield and BofA Merrill Lynch U.S. High Yield Master II Effective Yield

3. Federal Reserve data

4. Crate data

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/12	9/30/12	4/1/12 - 9/30/12
Actual	$1,000.00	$1,000.05	$1.44
Hypothetical	$1,000.00	$1,023.56	$1.45
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.29%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND ANNUAL REPORT 3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Calvert Cash Reserves Institutional Prime Fund:

We have audited the accompanying statement of net assets of the Calvert Institutional Prime Fund (the Fund), the sole series of Calvert Cash Reserves, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Institutional Prime Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

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STATEMENT OF NET ASSETS September 30, 2012

	PRINCIPAL
CORPORATE BONDS - 1.4%	AMOUNT	VALUE
General Electric Capital Corp., 5.45%, 1/15/13	$2,000,000	$2,028,074

Total Corporate Bonds (Cost $2,028,074)		2,028,074

MUNICIPAL OBLIGATIONS - 0.9%
Washington County Pennsylvania Hospital Authority Revenue Bonds, 0.45%,
7/1/37 (mandatory put, 7/1/13 @ 100) (r)	1,300,000	1,300,000

Total Municipal Obligations (Cost $1,300,000)		1,300,000

VARIABLE RATE DEMAND NOTES† - 82.5%
2880 Stevens Creek LLC, 0.60%, 11/1/33, LOC: Bank of the West (r)	970,000	970,000
Albany New York IDA Civic Facilities Revenue, 1.00%, 5/1/27, LOC: Bank of America (r)	445,000	445,000
Bayfront Regional Development Corp., 0.18%, 11/1/27, LOC: PNC Bank (r)	1,690,000	1,690,000
Birmingham Alabama Industrial Development Board Revenue, 0.24%, 5/1/29, LOC: Renasant
Bank, C/LOC: FHLB (r)	2,630,000	2,630,000
Bochasanwasi Shree Akshar Purushottam Swaminarayan Sanstha, Inc., 0.24%, 6/1/22,
LOC: Comerica Bank (r)	490,000	490,000
Caddo Parish Industrial Development Board, Inc. Revenue, 0.95%, 2/1/33, LOC: Iberia
Bank, C/LOC: FHLB (r)	2,305,000	2,305,000
California HFA Revenue, 0.18%, 8/1/33, CEI: Fannie Mae & Freddie Mac (r)	852,000	852,000
California Statewide Communities Development Authority MFH Revenue:
0.36%, 8/1/32, LOC: U.S. Bank (r)	295,000	295,000
0.19%, 10/15/34, CEI: Fannie Mae (r)	400,000	400,000
Cassia County Industrial Development Corp. Revenue, 0.28%, 8/1/26, LOC: Rabo Agrifinance,
C/LOC: RaboBank (r)	4,000,000	4,000,000
CIDC-Hudson House LLC New York Revenue, 0.60%, 12/1/34, LOC: Hudson River
Bank & Trust, C/LOC: FHLB (r)	1,485,000	1,485,000
Collier County Florida HFA MFH Revenue, 0.19%, 7/15/34, CEI: Fannie Mae (r)	850,000	850,000
Congress/Commons LLC, 0.31%, 12/1/50, LOC: First Chicago Bank & Trust, C/LOC: FHLB (r) .	4,165,000	4,165,000
District of Columbia HFA MFH Revenue, 0.20%, 11/1/38, CEI: Freddie Mac (r)	505,000	505,000
District of Columbia Revenue:
0.17%, 4/1/38, LOC: PNC Bank (r)	1,500,000	1,500,000
0.18%, 4/1/38, LOC: PNC Bank (r)	1,020,000	1,020,000
Franklin County Ohio Health Care Revenue, 0.17%, 11/1/34, LOC: PNC Bank (r)	385,000	385,000
Haskell Capital Partners Ltd., 0.21%, 9/1/20, LOC: Branch Bank & Trust (r)	510,000	510,000
Hayward California MFH Revenue, 0.17%, 5/1/38, CEI: Freddie Mac (r)	1,010,000	1,010,000
Illinois Development Finance Authority Revenue, 0.18%, 6/1/19, LOC: Northern Trust Co. (r)	1,280,000	1,280,000
Illinois Toll Highway Authority Revenue, 0.16%, 7/1/30, LOC: Northern Trust Co. (r)	2,700,000	2,700,000
Kansas Development Finance Authority MFH Revenue, 0.18%, 7/1/30, CEI: Freddie Mac (r)	400,000	400,000
Kenner Theatres LLC, 0.31%, 2/1/42, LOC: First NBC Bank, C/LOC: FHLB (r)	2,500,000	2,500,000
Lake Martin Area Alabama IDA Revenue, 0.29%, 11/1/31, LOC: Comerica Bank (r)	1,910,000	1,910,000
Massachusetts Development Finance Agency Revenue:
0.20%, 9/1/16, LOC: TD Bank (r)	2,465,000	2,465,000
0.37%, 9/1/34, LOC: Signature Bank, C/LOC: U.S. Bank (r)	1,750,000	1,750,000
Massachusetts Health & Educational Facilities Authority Revenue, 0.22%, 7/1/39, LOC:
RBS Citizens, C/LOC: FHLB (r)	3,515,000	3,515,000
Michigan Hospital Finance Authority Revenue, 0.22%, 3/1/30, LOC: Comerica Bank (r)	1,200,000	1,200,000
Michigan Strategic Fund LO Revenue, 0.45%, 9/1/22, LOC: Bank of America (r)	6,205,000	6,205,000

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	PRINCIPAL
VARIABLE RATE DEMAND NOTES - CONT’D	AMOUNT	VALUE
Mississippi Business Finance Corp. Revenue:
0.19%, 3/1/17, LOC: PNC Bank (r)	$1,400,000	$1,400,000
0.24%, 4/1/37, LOC: Wells Fargo Bank (r)	2,195,000	2,195,000
Mississippi Home Corp. MFH Revenue, 0.23%, 8/15/40, CEI: Fannie Mae (r)	200,000	200,000
Montgomery County Maryland Housing Opportunities Commission Revenue, 0.16%,
12/1/30, CEI: Fannie Mae (r)	2,600,000	2,600,000
Montgomery County Pennsylvania Redevelopment Authority MFH Revenue:
Forge Gate Apts. Project, 0.24%, 8/15/31, CEI: Fannie Mae (r)	760,000	760,000
Kingswood Apts. Project, 0.22%, 8/15/31, CEI: Fannie Mae (r)	865,000	865,000
Morehead Kentucky League of Cities Funding Trust Lease Program Revenue,
0.18%, 6/1/34, LOC: U.S. Bank (r)	346,000	346,000
Ness Family Partners LP, 0.60%, 9/1/34, LOC: Bank of the West (r)	5,795,000	5,795,000
New Britain Connecticut GO Revenue, 0.29%, 2/1/26, LOC: JP Morgan Chase Bank (r)	800,000	800,000
New York City GO, 0.20%, 4/1/42, LOC: Mizuho Corp. Bank Ltd. (r)	4,800,000	4,800,000
New York City Housing Development Corp. MFH Revenue:
0.18%, 11/15/37, CEI: Fannie Mae (r)	150,000	150,000
0.19%, 1/1/40, CEI: Freddie Mac (r)	800,000	800,000
New York State HFA Revenue:
0.19%, 5/15/36, CEI: Fannie Mae (r)	220,000	220,000
0.18%, 11/15/38, CEI: Fannie Mae (r)	275,000	275,000
New York State MMC Corp. Revenue, 0.60%, 11/1/35, LOC: JPMorgan Chase Bank (r)	2,255,000	2,255,000
Orange County Florida HFA MFH Revenue:
0.28%, 10/15/32, CEI: Fannie Mae (r)	70,000	70,000
0.25%, 8/15/35, CEI: Fannie Mae (r)	915,000	915,000
OSL Santa Rosa Fountaingrove LLC, 0.22%, 2/1/52, LOC: East West Bank, C/LOC: FHLB (r)	4,000,000	4,000,000
Overseas Private Investment Corp.:
0.17%, 5/15/30, GA: U.S. Government (r)	4,000,000	4,000,000
0.17%, 6/15/31, GA: U.S. Government (r)	1,923,077	1,923,077
Palm Beach County Florida Revenue, 0.20%, 1/1/34, LOC: TD Bank (r)	1,695,000	1,695,000
Prevea Clinic, Inc., 0.22%, 12/1/34, LOC: Wells Fargo Bank (r)	3,710,000	3,710,000
Rathbone LLC, 0.27%, 1/1/38, LOC: Comerica Bank (r)	2,000,000	2,000,000
Rhode Island Student Loan Authority Revenue:
0.20%, 6/1/48, LOC: State Street Bank & Trust (r)	3,000,000	3,000,000
0.16%, 6/1/52, LOC: State Street Bank & Trust (r)	3,000,000	3,000,000
Rural Electric Cooperative Grantor Trust Certificates, 0.26%, 12/18/17,
BPA: JPMorgan Chase Bank (r)	10,905,000	10,905,000
SunAmerica Trust Revenue, 0.60%, 7/1/41, CEI: Freddie Mac (r)	274,000	274,000
Sunroad Centrum Apartments 23 LP, 0.20%, 8/1/52, LOC: East West Bank, C/LOC: FHLB (r)	3,000,000	3,000,000
Tuscaloosa County Alabama IDA Gulf Opportunity Zone Revenue:
0.22%, 3/1/27, LOC: JPMorgan Chase Bank (r)	400,000	400,000
0.17%, 4/1/28, LOC: Bank of Nova Scotia (r)	200,000	200,000
Upper Illinois River Valley Development Authority Revenue, 0.32%,
1/1/38, LOC: First Chicago Bank & Trust, C/LOC: FHLB (r)	4,000,000	4,000,000
Utah Housing Corp. Single Family Revenue, 0.19%, 7/1/36, CEI: Fannie Mae & Freddie Mac (r)	462,000	462,000
Virginia Commonwealth University Health System Authority Revenue, 0.20%, 7/1/37,
LOC: Branch Bank & Trust (r)	2,000,000	2,000,000
Warren County Kentucky IDA Revenue, 0.31%, 12/1/18, LOC: U.S. Bank (r)	3,000,000	3,000,000
Washington MFH Finance Commission Revenue, 0.24%, 5/15/35, CEI: Fannie Mae (r)	445,000	445,000
Wausau Wisconsin Community Development Authority Revenue, 0.54%, 11/1/38,
LOC: JPMorgan Chase Bank (r)	1,485,000	1,485,000

Total Variable Rate Demand Notes (Cost $123,377,077)		123,377,077

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	PRINCIPAL
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 2.7%	AMOUNT	VALUE
Federal Home Loan Bank:
0.27%, 5/21/13	$2,000,000	$2,000,000
0.28%, 9/5/13	2,000,000	2,000,861

Total U.S. Government Agencies and Instrumentalities (Cost $4,000,861)		4,000,861

U.S. TREASURY OBLIGATIONS - 13.4%
United States Treasury Notes:
0.375%, 10/31/12	2,000,000	2,000,335
0.625%, 1/31/13	3,000,000	3,004,817
1.375%, 2/15/13	2,000,000	2,009,206
0.625%, 2/28/13	2,000,000	2,003,876
1.375%, 3/15/13	2,000,000	2,010,553
0.625%, 4/30/13	3,000,000	3,007,295
3.50%, 5/31/13	2,000,000	2,044,219
0.75%, 9/15/13	2,000,000	2,010,438
0.50%, 10/15/13	2,000,000	2,006,165

Total U.S. Treasury Obligations (Cost $20,096,904)		20,096,904

TIME DEPOSIT - 0.1%
State Street Bank Time Deposit, 0.113%, 10/1/12	131,099	131,099

Total Time Deposit (Cost $131,099)		131,099

TOTAL INVESTMENTS (Cost $150,934,015) - 101.0%		150,934,015
Other assets and liabilities, net - (1.0%)		(1,445,512)
NET ASSETS - 100%		$149,488,503

NET ASSETS CONSIST OF:
Paid-in capital applicable to 149,573,320 shares of beneficial interest, unlimited number of no par value shares authorized
		$149,575,057
Undistributed net investment income		2,058
Accumulated net realized gain (loss)		(84,608)

NET ASSETS		$149,488,503

NET ASSET VALUE PER SHARE		$1.00

See notes to financial statements.

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(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

† The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissable maturity shortening features other than interest rate resets.

Explanation of Guarantees:
BPA: Bond Purchase Agreement
C/LOC: Confirming Letter of Credit
CEI: Credit Enhancement Instrument
GA: Guaranty Agreement
LOC: Letter of Credit

Abbreviations:
FHLB: Federal Home Loan Bank
GO: General Obligation
HFA: Housing Finance Agency/Authority
IDA: Industrial Development Agency/Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
LP: Limited Partnership
MFH: Multi-Family Housing

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$457,439
Total investment income	457,439

Expenses:
Investment advisory fee	393,472
Transfer agency fees and expenses	4,952
Trustees’ fees and expenses	14,255
Administrative fees	78,694
Custodian fees	39,940
Contract services	40,411
Accounting fees	24,668
Registration fees	22,331
Reports to shareholders	1,400
Professional fees	22,365
Miscellaneous	7,075
Total expenses	649,563
Reimbursement from Advisor	(207,957)
Fees paid indirectly	(69)
Net expenses	441,537

NET INVESTMENT INCOME	15,902

REALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS)	1,222

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$17,124

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$15,902	$50,878
Net realized gain (loss)	1,222	—

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,124	50,878

Distributions to shareholders from:
Net investment income	(15,772)	(47,195)
Total distributions	(15,772)	(47,195)

Capital share transactions:
Shares sold	242,474,636	296,558,293
Reinvestment of distributions	15,672	46,697
Shares redeemed	(266,812,982)	(344,437,303)
Total capital share transactions	(24,322,674)	(47,832,313)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,321,322)	(47,828,630)

NET ASSETS
Beginning of year	173,809,825	221,638,455
End of year (including undistributed net investment income of $2,058 and $2,284, respectively)
	$149,488,503	$173,809,825

CAPITAL SHARE ACTIVITY
Shares sold	242,474,636	296,558,293
Reinvestment of distributions	15,672	46,697
Shares redeemed	(266,812,982)	(344,437,303)
Total capital share activity	(24,322,674)	(47,832,313

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Institutional Prime Fund (“the Fund”), the sole series of Calvert Cash Reserves, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers shares of beneficial interest to the public with no sales charge.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities are valued at amortized cost which approximates fair value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

The Board of Trustees (the “Board”) has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Generally, if the credit quality is sufficient, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

At September 30, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2012:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	Level 1	Level 2	Level 3	Total
Corporate bonds	-	$2,028,074	-	$2,028,074
Municipal obligations	-	1,300,000	-	1,300,000
U.S. government obligations	-	24,097,765	-	24,097,765
Variable rate demand notes	-	123,377,077	-	123,377,077
Other debt obligations	-	131,099	-	131,099

TOTAL	-	$150,934,015	-	$150,934,015

* For a complete listing of investments, please refer to the Statement of Net Assets.

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Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .25% of average daily net assets. Under the terms of the agreement, $30,310 was payable at year end. In addition, $615 was receivable at year end from the advisor for the reimbursement of operating expenses paid during September 2012.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through January 31, 2013. The contractual expense cap is .40%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed the Fund for expenses of $188,080 to maintain a positive yield during the year ended September 30, 2012.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .05% of the average daily net assets of the Fund. Under the terms of the agreement, $6,062 was payable at year end.

Calvert Investment Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $783 for the year ended September 30, 2012. Under the terms of the agreement, $62 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

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NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2012, such purchase and sales transactions were $235,273,000 and $264,526,000, respectively.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
30-Sep-18	($84,608)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

The tax character of dividends and distributions for the years ended September 30, 2012 and September 30, 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary income	$15,772	$47,195
Total	$15,772	$47,195

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Undistributed ordinary income	$2,160
Capital loss carryforward	($84,608)

Federal income tax cost of investments	$150,934,015

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to distributions paid after fiscal year end.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to tax-exempt income and expired capital losses.

Undistributed net investment income	($356)
Accumulated net realized gain (loss)	4,360
Paid-in capital	(4,004)

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NOTE D — LINE OF CREDIT

A financing agreement is in place between the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2012.

For the year ended September 30, 2012, borrowings by the Fund under the agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$1,813	1.42%	$366,572	March 2012

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,	September 30,	September 30,
	2012	2011	2010
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.0001	.0002	.001
Distributions from:
Net investment income	(.0001)	(.0002)	(.001)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.02%	.15%
Ratios to average net assets:A
Net investment income	.01%	.03%	.15%
Total expenses	.41%	.40%	.37%
Expenses before offsets	.28%	.33%	.37%
Net expenses	.28%	.33%	.37%
Net assets, ending (in thousands)	$149,489	$173,810	$221,638

		YEARS ENDED
		September 30,	September 30,
		2009	2008
Net asset value, beginning		$1.00	$1.00
Income from investment operations:
Net investment income		.014	.034
Distributions from:
Net investment income		(.014)	(.034)
Net asset value, ending		$1.00	$1.00
Total return*		1.41%	3.46%
Ratios to average net assets:A
Net investment income		1.11%	3.33%
Total expenses		.40%	.41%
Expenses before offsets		.38%	.28%
Net expenses		.38%	.27%
Net assets, ending (in thousands)		$312,212	$135,106

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative service fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www. sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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*The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Service fees paid to auditing firm:

	Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/11
	$	%*	$	% *

(a) Audit Fees	$18,205		$18,205
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$2,820	0%	$2,820	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$21,025	0%	$21,025	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/11
$	%*	$	% *
$10,000	0%*	$42,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT CASH RESERVES

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2012

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: December 6, 2012